Exhibit 10.29
SCHEDULE OF TERMS
(Goods)

June 20, 2013

TERMS
Purchaser:
The American Bottling Company, a Delaware corporation and Mott’s LLP, a Delaware limited liability company, both with a principal place of business at 5301 Legacy Drive, Plano, Texas 75024.
Purchaser may also order Goods on behalf of their respective affiliates or third party co-packers, but they shall not be deemed third party beneficiaries.

Supplier:	CROWN Cork & Seal USA, Inc., a Delaware corporation having its principal place of business at One Crown Way, Philadelphia, PA 19154-4599.
Term:	Effective Date:	January 1, 2014
	End Date:	December 31, 2018
Goods:
Aluminum 12-ounce (202/212 x 413), 8-ounce (202/212 x 307) and 16-ounce (202/211 x 603) beverage cans and ends (“Goods”) as listed on Exhibit B, to be delivered to the Delivery Locations as listed in Exhibit B, and printed with up to six color decoration. End units supplied shall be 202 diameter standard “LOE” (large opening end) or Supplier’s 202 diameter “Super-Ends®”. Purchaser will purchase (***) of its Goods requirements for the Delivery Locations listed in Exhibit B. If existing volume is moved to different filling location than noted in Exhibit B (whether owned by Purchaser, an Affiliate or a co-packer) then Purchaser will ensure that Supplier will maintain that volume during the Term.

Delivery Locations:	Delivery Locations are as specified in the Price List on Exhibit B.
Specifications:
The Goods must conform to the drawings attached as Exhibit C as well as the Purchaser’s Performance Specifications and Purchaser’s Environmental Policy and Biological Specifications attached hereto and incorporated herein as Exhibit C. Any change to the specifications or drawings must be approved by Purchaser.

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Price:
Prices listed on Exhibit B are effective (***). Prices are delivered including standard inks with up to 6-color graphics. A pricing table for all sizes of Goods, including Delivery Locations and Prices is set forth on Exhibit B.
There shall be an additional charge for color tabs of (***) per thousand units (MEA). The minimum order quantity for color tabs is (***) units. There shall be an additional charge for white basecoat of (***)/MEA.

Throughout the Term of this Agreement, Prices shall be adjusted based on the Price Adjustment formula set forth below which shall include the (***) metal conversion factors as outlined in the following chart:

The invoice Price for Goods shall be adjusted only to reflect changes (increases or decreases) in: (1) aluminum ingot costs affecting the pro-forma price calculation; and (2) conversion costs with a baseline price as set forth in Exhibit B.

Aluminum ingot costs to set up Pro-forma pricing:

The ingot component of the price adjustment factor is based on (***)
(***) pricing plus a (***) published settlement prices are used for the purposes of determining the aluminum ingot component of can and end prices and the (***) will be used as the reference for (***).

Monthly aluminum prices (actual monthly price) will be based on the market price for aluminum ingot. The market price is defined as the (***) for (***) on the (***) for the (***) of purchase. To calculate the actual (***) price for (***), the (***) prices for each business day in a (***) will be added to the (***) of the
(***) for each business day in the month as reported by (***).

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Price (continued) :
The can/end pro-forma Price shall be adjusted the first day of each calendar quarter (January, April, July, and October), based on the (***) and
(***) price (***) for the middle-month (***) as set forth in the table below (“(***)”). Supplier shall communicate the (***) to Purchaser on the (***) day of the (***) is effective.

Aluminum Ingot Price change mechanism:
For every (***) per pound increase/decrease of (***) cost, the Price shall change by (***) difference between the middle-month of (***) and the middle-month of the (***).

Example of invoice Price adjustment for Aluminum Ingot Cost:

Assuming (***) 12oz can ex-works price is (***)MEA at (***) of (***)/lb. If (***) middle-month average price is (***)/lb., the difference would be (***)/lb., then (***) (can (***) reference weight (***)/MEA) = (***)/MEA. Then the aluminum portion of the can cost for the period of (***) would (***) by (***)/MEA or be (***)/MEA. ((***)/MEA- (***)/MEA)

Monthly Reconciliation of Aluminum Ingot Cost:

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For example:
Assuming (***) pro-forma pricing for 12oz cans at (***)/MEA ((***)) and an (***)/lb. If (***) daily average price is (***)/lb., the difference would be
(***)lb., then (***) (can (***) weight (***)/MEA)
 = (***)/MEA. If April total purchased volume is (***) units, then (***) units x (***)/MEA = (***); which means Supplier will pay Purchaser a reconciliation amount equal to (***) for the month of (***).

Conversion Costs (including ingot can/end conversion):

The conversion cost shall remain firm from (***).
Beginning (***) and for the remainder of the Term of the Agreement, the conversion cost as stated in Exhibit B may be adjusted (***) on
(***) of each year. The conversion Prices for each (***) will be the basis for Price adjustments for the next (***).

The adjustment will reflect (***) of the (***).
The first such adjustment shall
be on (***) based on the (***) average, (***) change
in the (***), compared to (***) and subsequent
adjustments shall be made each (***) thereafter based on the same
(***) average comparisons.

Example:
Assuming (***) for (***) = (***) and (***) for (***) = (***)

Increase in the (***) = ((***))/(***) = (***)
If the (***) conversion cost for 12oz can is (***)/MEA, (***) x (***) x (***)=(***), then the conversion cost increase for (***) would be (***)/MEA.

Except for the Price adjustments set forth above, there will be no other Price adjustments to the ex-works Price.

Freight: FSC – Fuel Surcharge
Supplier’s freight by can size as stated in Exhibit B can be adjusted (***) to reflect changes in fuel surcharge (FSC) only as set forth below. The baseline for the FSC adjustment is (***) as shown in Exhibit B.

FSC adjustment mechanism:
Fuel prices and surcharges will be reviewed (***) and calculated based on the (***)as published on the (***). The FSC that Supplier charges Purchaser will be based on the table set forth in Exhibit D.

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Freight: FSC – Fuel Surcharge
The agreed base fuel surcharge is (***). The surcharge rate per mile is multiplied by the (***) from the (***) point to the (***) and divided by the cans/ends quantity shipped to each (***). Agreed mileage is set forth in Exhibit D. The FSC rate will change once there has been a cumulative change of (***) FSC per (***) using the base (***) per mile. The FSC rate will only be adjusted when the rate is at (***) and any (***) increment below (***) or above (***).

Quarterly fuel surcharge adjustment schedule is as follows:

For example (12oz Cans) as set for in Exhibit D:

For 12oz cans, the baseline of (***) per mile as stated in Exhibit D equates to (***) cans. If the FSC average of (***) is (***) and the weighted average miles for all 12 oz cans from (***) locations to (***) Locations is (***) miles as stated in Exhibit D, then the total FSC cost is (***). In order to calculate the FSC cost per (***), the total
FSC cost is divided by the weighted average number of units per (***) for the 12 oz cans (***). Then the freight rate as set forth in Exhibit B should be adjusted by (***) per thousand (***) for (***), through (***).

Customer Pick-Up (CPU):
Purchaser reserves the right to provide and pay for freight between the Supplier facilities (plants or warehouses) and Purchaser Delivery Locations. If Purchaser elects to provide and pay for freight between the Supplier facilities and Purchaser Delivery Locations, then all Prices are ex-works Supplier facilities and Supplier will provide CPU rates as set forth on Exhibit E which are equal to its cost to deliver the Goods by commercial carrier. The CPU rate will be adjusted quarterly based on FSC change in accordance with the table in Exhibit D. The current CPU rate and Supplier’s primary and secondary supplying plants are set forth in Exhibit E.

All invoices will be issued at Delivered pricing, if there are Purchaser plant locations that pick up Goods at Supplier locations or Warehouses then Supplier will reconcile all customer pick ups and issue a credit by the10th business day of the next month.

Others:
Beginning (***), the previous year’s delivered freight and CPU freight rates will be reviewed (***) and adjusted on (***) of each (***).  For example on the delivered freight in (***) if the rate went up (***) then the adjustment would be on the then current rate of (***) weighted freight costs on 12 oz can in (***). In (***), the base rate that would adjust up or down would be (***).

If Purchaser wishes to change or add to the Delivery Locations, the parties shall negotiate and agree on applicable freight costs and fuel surcharges applicable to any revised or added Delivery Location.

Supplier reserves the right to recalculate the freight component of the Goods Price if Purchaser relocates the Delivery Locations for substantial quantities of Goods or establishes new delivery locations.

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Payment Terms:	Purchaser shall pay Supplier for Goods hereunder, net (***) days from shipment date for (***); and net (***) days from shipment date for (***); and (***) (net (***) days) from shipment date for (***).
(***):
The parties agree that during the Term of this Agreement, (***) shall, in its sole discretion, have the ability to (***) with aluminum suppliers or (***), subject to the processes and terms and conditions that the parties may agree from time to time.

(***):
(***) shall have the (***) for all or a portion of its Goods requirements, so long as (i) there are no (***) (ii) (***) would not (***) to its (***) suppliers.  (***) shall advise (***) at least (***) in advance of the date that it proposes to (***) shall notify (***) in writing (via a document signed by (***) General Counsel) whether its (***) will be affected within (***) after it receives notice from (***).   If within such (***) does not advise (***) that its (***) will be affected, (***) finalize the (***).  If (***) does not finalize its (***) shall continue to (***) shall begin again the procedure above (***) provided to (***) by (***) shall be subject to (***) normal qualification and disqualification procedures.

(***):
If (***) sells Goods in the (***) to another (***) (taking into consideration (***) net of any (***) made by (***) and the (***))(***), then (***) shall, by written notice, inform (***) of the (***) and (***) shall be entitled to (***) upon the written request of (***). If (***), in good faith, does not inform (***) and subsequently it is determined that (***) under the terms of this Agreement, then (***) shall receive a (***), calculated from the (***) went into effect for the (***). This shall be (***) with regard to (***) under this Agreement. The (***) and (***) supplied hereunder are not subject (***).

Warehousing/Storage:	To the extent that the Supplier needs to warehouse Goods at a third party facility, the Supplier will bear all cost.
(***):
After (***), in the event (***) for (***) of (***), at a (***) then (***) shall notify (***) of (***) and shall provide written evidence thereof, without including the (***) then shall have (***) to advise (***) whether or not it (***). If (***) shall have the right, but not the obligation, (***). Should (***), it shall (***).

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Competitive Technology:
Supplier and Purchaser agree that it is of primary importance to Purchaser and Supplier to remain competitive in their respective industries. Should new technology become available to Supplier during the Term that would enable Supplier to pass along to Purchaser a significant competitive advantage in the relevant industry, as long as Supplier’s access to such technology is not restricted by law or otherwise contractually restricted, Supplier shall advise Purchaser, or Purchaser shall advise Supplier, of such technology and the parties shall discuss the possibility of implementation of such technology, including issues relating to timing of implementation, cost sharing and cost savings. To the extent that the parties cannot reach agreement as to timing of implementation, cost sharing and cost savings within (***) of one party’s notice to the other regarding such technology, Purchaser may give Supplier (***) written notice of (***), sent not later than (***). To the extent that Supplier is restricted by law or contractually from offering said technology to Purchaser, Supplier must notify Purchaser within (***) days of Purchaser's notification to Supplier of such technology after which time, Purchaser is (***) upon (***) written notice to Supplier and (***).

Inventory Management
Supplier must ensure that at all times it will manufacture sufficient stocks of Goods to satisfy all orders which may be submitted by Purchaser in accordance with the terms and conditions of this Agreement. Purchaser shall supply Supplier with a rolling 12 month forecast of Goods requirements to allow Supplier to reasonably plan and schedule its production resources. Such forecast shall be for planning purposes only and shall not be binding on Purchaser. The forecast shall be refreshed the first week of every month. Purchaser shall advise Supplier of or provide Supplier with the correct and current artwork for the Goods ordered by Purchaser. In all events, Purchaser shall be solely responsible for all forecasts and ordered Goods in respect to current copy, artwork and content. Supplier shall ship to the Purchaser any Goods ordered by Purchaser with the most current artwork. Supplier shall manufacture and supply Goods as ordered by the Purchaser(s) and at Supplier’s discretion it may manufacture Goods to build inventory to meet Purchaser’s forecast needs. Supplier shall limit forecast inventory to an amount equal to no more than (***) months expected usage based upon the immediately foregoing (***) months order submitted by Purchaser. Any inventory build in excess of (***) months requires Purchaser’s prior written approval. If Purchaser has provided Supplier with the most current artwork and Supplier prints using out of date or incorrect artwork, Supplier shall be responsible for such Goods.

Forecast and slow moving Inventory:
The parties agree to work together to mitigate forecast issues and to continually improve forecast accuracy.
Upon written agreement between the parties, Supplier may invoice Purchaser for slow moving inventories of Goods. Should Supplier have inventory of Goods beyond (***) of the production date, Supplier may invoice Purchaser for the production of such Goods, provided that the Goods were ordered by Purchaser through forecasting or purchase orders.

Lead Time & Minimum Run Quantity:	Lead time and minimum run quantity is as listed in Exhibit F. Purchaser will submit release schedules weekly from each Delivery Location to Supplier’s plant (***) for releases the following week.
Business Continuity Plan:
   If any of the Supplier plants encounter difficulties meeting Purchaser’s needs for the Goods required by this Agreement, Supplier will make commercially reasonable efforts to source such Goods from other facilities of Supplier.  The obligations of Supplier in the preceding sentence shall not apply in the case of difficulties relating to Force Majeure.   Supplier will make commercially reasonable efforts to resume production at the supply facility affected by the Force Majeure event under the terms and conditions of this Agreement in a timely manner.

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Graphics and Artwork:	(***). Supplier will send samples for each color on the can, which must be approved by Purchaser.
(***) Savings:
The Parties will use commercially reasonable efforts to achieve costs savings and will meet and discuss on a periodic basis potential cost savings initiatives. Any cost savings initiative that would result in a deviation from the specifications/drawings, reduce quality or similarly impact Supplier’s ability to meet all terms and conditions of this Agreement must be approved in writing by Purchaser.
Supplier agrees to reduce (***)/MEA from the (***) Goods Price effective (***). Supplier agrees to (***) through the (***). For example, if the delivered Price in (***) is (***) and the (***) price change is an (***) then the (***) price will be (***)). In (***),(***) will be the base price to be used with the price change mechanism.

(***):
The parties agree that as of (***), there will be a (***) each year during the Term, payable with respect to purchases of (***) aluminum cans shipped to (***) from (***) Such (***) will be paid quarterly to (***), within (***) after each (***) so long as (***) purchases a minimum of (***) of its annual (***) can requirements from (***) will be based on the quantity of cans purchased by (***) from (***).

Force Majeure:
Neither party will be liable for any delay or failure to perform hereunder (other than obligations of payment) to the extent caused by natural disaster, fire, explosion, war, terrorism, government actions, or other circumstances beyond its reasonable control and without its fault or negligence. The affected party will immedately notify the other party and must use reasonable commercial efforts to resume performance. If the period continues for more than (***) consecutive days, and results from an event that affects Supplier’s performance, Purchaser may receive supply of Goods from alternate sources for the duration of the event. If such event continues for more than (***).

Dunnage Return Program:
Pallets, tier sheets and top frames (collectively "dunnage") are the property of Supplier. Dunnage will not be charged to Purchaser and Supplier will arrange pick up and loading of all dunnage at Supplier's own cost.  Purchaser shall return all reusable dunnage to Supplier in good condition, normal wear and tear excepted.  If dunnage is returned damaged and/or in unusable condition, Purchaser will work to correct the situation and reimburse Supplier for the cost. Supplier will supply documentation of the damage to the dunnage to Purchaser for Purchaser’s approval. Dunnage cost per plastic pallet (***); per plastic divider sheet (***); and plastic top frame (***).

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Other Terms:
Promotional materials:
Supplier acknowledges that Purchaser stipulates that Purchaser’s Direct Store Delivery (DSD) business unit does not change SAP material numbers to accommodate for changes due to promotional items and that promotional items are not reflected in Purchaser’s twelve month rolling forecast, Supplier shall receive from Purchaser a written communication via e-mail from Purchaser’s Manager, Packaging Logistics or centralized planning describing Purchaser’s promotion campaigns (dates, location and quantities), which shall be separate from and in addition or substitution of Purchaser’s twelve month rolling forecast. Purchaser’s promotional notification system is called “Dr Orders”. Supplier must ensure that at all times it will manufacture sufficient stocks of Goods to satisfy all promotional orders which may be submitted by Purchaser. Supplier shall manufacture and supply Goods as ordered by the Purchaser and shall limit forecast inventory to an amount equal to the purchase order. In no event, however, shall Purchaser have any obligation or responsibility for any Goods that Supplier manufactures in excess of the promotional quantity stated in Purchaser’s purchase order or release.
Supplier is required to submit five printed samples from each press run (promotional and new stock graphics) to Purchaser’s Packaging Logistics Manager.
Technical Services:
Supplier shall provide a reasonable amount of the following technical services to Purchaser (***):
Seamer machine training
Seam service training
Line/seamer Audits
Can handling services at the Purchaser’s plant and Purchaser’s warehouse
Filtec MSEs (machine setting evaluation)
Cradle to Grave Audits (complete audit from Supplier's production to delivery to Purchaser's Delivery Location)
Off-site Seamer Training
Lean 6-Sigma Event Participation

Other Terms
Supplier agrees to provide the following reports to Purchaser:

Shipments Reports (by month and by Delivery Location)

Inventory Reports (on hand, by month)

Quality Reports (defect rate by month, by Delivery Location)

End incising table: The current Purchaser end incising requirements showing deposit requirements by certain states are included in Exhibit G.

GENERAL
Attachments:
This Schedule of Terms outlines the terms upon which Supplier agrees with Purchaser(s) to provide certain specified Goods, and is further subject to and incorporates the terms and conditions of the Attachments listed below (the “Attachments”):
Exhibit A: Terms of Business between Supplier and Purchasers
Exhibit B: Goods, Prices and Delivery Locations
Exhibit C: Performance Specifications and Drawings
Exhibit D: Fuel Surcharge
Exhibit E: Current CPU rate and Supplier’s locations
Exhibit F: Lead Time and Minimum Run Quantity
Exhibit G: End Incising Table

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Confidentiality:
Neither party will disclose the existence or any terms of this letter and Schedule of Terms to any third party except (1) to its legal, financial and accounting advisers who also agree to preserve such confidentiality, (2) as may be required by law, or (3) with the other’s prior written consent.

Entire Agreement:
This Schedule of Terms and the Exhibits/Attachments are the complete agreement of the parties, and supersede all prior communications and understandings, regarding these matters. If there is a conflict between the terms of this Schedule of Terms and the Attachments, this Schedule of Terms will control.

Each party hereby agrees to the above by having a duly authorized officer sign below and returning an executed copy to the other via facsimile at the below fax number.

ACCEPTED AND AGREED:

Purchaser(s):
The American Bottling Company
Mott’s LLP

By: /s/ Derry Hobson
Name: Derry Hobson
Title: EVP Supply Chain
Date:7-22-2013

Address for Legal Notices:
Dr Pepper Snapple Group
55 Hunter Lane
Elmsford, New York 10523
Attn: Asst. General Counsel
Fax: 914-846-2368

Address for Business Notices:
Dr Pepper Snapple Group
5301 Legacy Drive
Plano Texas 75024

Attn: Vice President, Supply Chain Procurement
Fax: 972-673-6922

ACCEPTED AND AGREED:

Supplier:
CROWN Cork & Seal USA, Inc.

By:/s/ Timothy J. Lorge
Name: Timothy J. Lorge
Title: VP of Sales & Marketing
Date:7-19-2013

Address for Legal Notices:
CROWN Cork & Seal USA, Inc.
One Crown Way
Philadelphia, PA19154-4599
Fax: 215-698-6061
Attn: General Counsel

Address for Business Notices:
CROWN Cork & Seal USA, Inc.
One Crown Way
Philadelphia, PA19154-4599
Fax: 215-856-5568
Attn: Timothy Lorge, VP Sales and Marketing, Crown Beverage Packaging USA

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Exhibit A:
TERMS OF BUSINESS
(GOODS)

INTRODUCTION.

In addition to these Terms of Business, we may evidence additional aspects of our relationship with you in the form of a Schedule of Terms, exhibits, attachments or similar documents executed by both parties. For ease of reference, such documents shall be referred to as “Schedules” and shall be expressly incorporated into these Terms of Business and shall be construed with and as an integral part of the Agreement to the same extent as if the same had been set forth verbatim herein. These Terms of Business and any Schedules thereto set forth the agreement (the “Agreement”) between the Purchaser and you regarding the provision of the applicable Goods under each such Schedule. Each such Schedule shall specify the applicable Purchaser, Supplier, Term, Specifications, Prices, Fees, Expenses, Payment Terms and, if applicable, Pricing Adjustments, Deliverables, Specifications, Quantities, Delivery Locations and certain other terms and conditions regarding the Goods under such Schedule. The obligations of the Purchasers shall be several and not joint.

These Terms of Business are signed in consideration of the mutual agreements herein and other consideration, the receipt and adequacy of which is hereby acknowledged, and with the understanding that the undersigned companies are bound by their terms.

As used in these Terms of Business, “we”, “our”, “us” (and like terms) refers to Purchaser. “You”, “yours” means you, the Supplier.

PURCHASERS. The applicable Purchasers are set forth in the Schedule (“Purchaser(s)”). In addition to its own orders, a Purchaser may submit orders for Goods on behalf of co-packers and all terms and conditions of this Agreement will apply. Each Purchaser’s obligations, liabilities and rights are its own severally and not the joint obligations, liabilities or rights of any other Purchaser, Purchaser company or other party.

SUPPLIER. The applicable Supplier is set forth in the Schedule.

GOODS. You agree to provide Purchaser with the Goods in compliance with the Specifications, in the Quantities and for the Prices specified under a Schedule or if not specified in a Schedule, then in accordance with the terms herein.

TERM. The term of each Schedule (the “Term”) will begin on the Effective Date and run through the End Date as specified for the Term of that Schedule, unless renewed or earlier terminated as provided hereunder. So long as any Schedule remains in effect, this Agreement shall remain in effect with respect to such Schedule.

QUANTITIES. Unless expressly specified in any Schedule, Purchaser will have no obligation to order, purchase or use any quantity of Goods, except for those quantities ordered in its written purchase order or in the applicable Schedule or, in the case of a blanket purchase order, releases issued thereunder and not the entirety of the blanket purchase order.

SUBCONTRACTORS. You may not subcontract the manufacturing of Goods unless otherwise specified in the Agreement or with our prior written approval. We specifically acknowledge that your wholly-owned subsidiaries may manufacture Goods or components thereof as part of your performance of this Agreement. Notwithstanding the foregoing and regardless of whether subcontracting was specified or otherwise approved, including if we pay directly for such Goods, you remain fully responsible for the payment and performance of all of your subcontractors, suppliers and vendors.

PRICES FOR GOODS. The price(s) for Goods (the “Prices”) and any applicable pricing adjustments are set forth in the Schedule (the “Price”).

PAYMENT TERMS. Payment of invoices is due within the number of days after receipt specified in the Schedule. Purchaser may take the percentage discount specified in the Schedule for invoices paid within the time specified. You must invoice us promptly (***).

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TAXES. If the Schedule specifies that the Prices are exclusive of taxes, we will pay those sales, use, excise or other similar taxes (excluding taxes based on your net income or business enterprise) assessed on the Prices paid hereunder. Unless we provide you a valid exemption certificate, we will pay you those taxes you actually paid or are required to collect or pay. Such taxes must be invoiced along with the Prices, and we will pay them, in accordance with the Payment Terms Section above.

SPECIFICATIONS FOR GOODS. All delivered Goods (and their packaging) must comply with any and all applicable Specifications or as we may have mutually agreed with you in the Schedule or otherwise in writing. If no such Specifications exist for their containers, the containers must be recognized standard containers suitable for their transportation, handling and storage and sufficient to prevent any leakage, spillage or damage. In addition, you may not modify the Goods in any way without notice to, and prior written approval from, us prior to shipment so that we may evaluate and consent to any modification of the Goods. If we receive any modified Goods without our consent, we may return them at your expense, and you will reimburse us for all losses, damages and expenses we incur as a result of the modification.

BACKUP DOCUMENTATION. You will maintain, and upon our request, promptly provide complete and accurate backup documentation sufficient to substantiate all transactions with us and charges claimed on each invoice as well as any documentation relating to any claims made regarding the quality of the Goods. We may discuss the documentation and charges with your personnel (***). You will otherwise cooperate with all reasonable requests in connection with such review. You shall promptly refund to us any overcharge resulting from such review. This Section shall survive for 12 months after the later of the last transaction between us or the expiration or termination of any applicable agreement between us.

FORECASTS. We may, from time to time, provide you with good faith forecasts/estimates and/or blanket purchase orders for our anticipated needs for Goods. These may be for annual and/or monthly rolling periods. These will create no obligation or liability for Purchaser. They are provided solely so that you can plan your production, inventory and capacity in order to supply Purchaser in the normal course of your business and in accordance with the terms herein and any Schedules.

ORDERING. We will notify you of any and all required quantities, delivery dates (“Delivery Dates”), delivery locations, shipping instructions and other terms for Goods via our written purchase order. This purchase order will be binding upon you unless you specifically reject it in writing. Any pre-printed terms and conditions contained in forms used by either you or us to implement this Agreement, including any purchase order, acknowledgment, invoice or other correspondence will be disregarded.

DELIVERY OF CONFORMING GOODS. You agree to deliver all ordered Goods, undamaged, without substitution, and in compliance with any Purchase Order that has not been rejected, the Specifications, all warranties and other terms and conditions of this Agreement and any applicable Schedule.

Failure to Deliver Goods. If you fail to deliver conforming Goods or if you deliver non-conforming Goods, Purchaser may do any or all of the following: cancel shipment, reject, return or hold them for you (for full credit and at your expense and risk), and/or require replacement (but only with our written authorization). In addition, (***).

Removal of Insignia/Destruction of Goods. For any rejected, returned or unpurchased Goods, you will remove any evidence of our name, trademarks or the like before selling or otherwise disposing of them, destroy any food or beverage product not fit for human consumption, and indemnify us against any claim, loss or damage arising out of your failure to do so.

INSPECTION/ACCEPTANCE. We may inspect Goods prior to payment or acceptance to verify compliance with the terms of this Agreement or any applicable Schedule and applicable criteria or Specifications. Payment will not constitute acceptance thereof. However, neither our inspection, approval or acceptance, nor lack thereof, nor anything else in this Agreement or any applicable Schedule , will relieve or limit any of your obligations and warranties under this Agreement or any applicable Schedule (including for testing, inspection, and quality control), whether or not a defect or nonconformity is apparent on examination.

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TITLE AND RISK OF LOSS OF GOODS. Unless otherwise specified in the applicable Schedule, if you are responsible for delivery of the Goods to Purchaser’s delivery location, title shall pass upon loading on the carrier at your plant and risk of loss shall pass on arrival at Purchaser’s delivery location. If Purchaser arranges pickup of the Goods at your plant, title and risk of loss shall pass upon loading the carrier at your plant.

QUALITY ASSURANCE AND TECHNICAL SUPPORT FOR GOODS. With respect to Goods, you agree (at our request and at no charge to us) to:

▪
Facility Audits. Allow us (together with our representatives) to audit your manufacturing facilities upon reasonable advance notice and during normal business hours to verify compliance with this Agreement; provided you receive reasonable assurances of confidentiality from our representatives and reasonable advance notice. We acknowledge that we are responsible for any unauthorized disclosure or use of your Confidential Information by our representatives.

▪	Technical Support. Provide information and assistance to identify and resolve issues relating to the Goods, including:

▪	Technical support personnel fluent in English.

▪	Use of laboratories in the U.S. or, as reasonably requested, where Purchaser is located.

▪
Full cooperation with us (or independent third parties at our request) regarding product performance and regulatory issues, including in making any required disclosures to governmental agencies or the public.

▪	Information, assistance or a plan of action within 24 hours of our request. If you do not assist us within such period, we may (at your cost) obtain such assistance from a third party.

▪	Recalls. If any quality or technical difficulties with any of the Goods are discovered or the Goods otherwise fail to comply with the warranties or other provisions of this Agreement, you agree to:

▪	Immediately cease distribution, recall and/or withdraw such Goods and their packaging from the territory or subsequent purchasers thereof, and

▪	In addition to the costs described in the “Failure to Deliver Goods” section above, (***)

▪
Senior Level Meetings. Meet (through both parties senior management teams) to discuss opportunities for cost reduction, manufacturing issues, supplier competitiveness, raw material, delivery and freight costs and other issues.

▪	Supply Chain Improvement. Establish and participate in supply chain improvement teams with us in order to review, optimize and reduce costs while improving efficiency of the supply chain.

▪	Account Rep. Designate (and if necessary remove and replace) an acceptable account representative to manage our account and be available for contact all times on a 24-hour basis.

WARRANTIES.

Each party represents and warrants to the other that:

Authorization, etc. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on its part and that this Agreement has been duly and validly executed and delivered by such party and constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms, subject to bankruptcy laws.

Breach of Law/Agreements/Consents. Its execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (1) violate or conflict with any applicable Law; (2) conflict with or result in any breach of or constitute (with or without due notice or lapse of time or both) any material default under, or cause any acceleration of, or any maturity of, any contract or other agreement it is a party or subject to; (3) require any consent, approval, order, authorization, license or permit from, or notice, registration or filing with, any third party (including any domestic or foreign governmental, judicial or regulatory authority or entity) that it has not already obtained or will obtain prior to such transaction.

Supplier Additional Warranties. In addition, you represent and warrant to us that:

Goods. You further represent and warrant that Goods, in the form and condition supplied by you and the intended use thereof:

▪	Specifications, etc. Conform to the Specifications, (***), are free from defects, and free from all liens and encumbrances when sold to us;

▪	Law. Comply with all applicable Laws;

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▪	Non-Infringement. Do not infringe, violate or misappropriate any Intellectual Property of any third party;

▪	Human Consumption. For Goods intended for human consumption (or ingredients therefore):

▪	Are fit for human consumption,

▪	Fully comply with all applicable food and health Laws (including for the Delivery Location),

▪	Are not contaminated in any way, and

▪	Do not comprise nor are derived from any genetically modified organisms or products.

▪
Bioterrorism Act. You warrant that as applicable all of your facilities relating to any Goods shipped within or to the USA are and at all times during the Term shall remain properly registered under the U.S. Bioterrorism Preparedness and Response Act of 2002, as may be amended, and regulations pursuant to such act (the “Bioterrorism Act”), and you shall provide the applicable registration numbers of such facilities to us upon request along with evidence satisfactory to us of such registration (including, without limitation, copies of registration confirmations). You warrant that all necessary actions for the importation of the Goods into the USA under the Bioterrorism Act shall be taken by you in the manner and time periods required by the Bioterrorism Act. You warrant that you are in full compliance with all records maintenance requirements pursuant to the Bioterrorism Act as applicable.

Notice. You will promptly notify us if you have knowledge of any failure to meet these warranties.

Warranty Exclusions. In no event shall Supplier incur any liability under these warranties where such liability is directly attributable to Purchaser’s violation of any instructions connected with the Goods provided to Purchaser from Supplier as attached to the Schedule including mutually agreed modifications or where the Goods are exported, in an empty or filled state, to a foreign country other than those listed in Attachment I, unless a special warranty has been specifically approved in writing by Supplier to cover such exported Goods, provided the Goods are within all Specifications including any Performance Specifications mutually agreed upon by Purchaser and Supplier which shall be attached to the Schedule and incorporated herein by reference and except to the extent Supplier has breached a warranty, caused or contributed to the liability.

IN VIEW OF THE ABOVE EXPRESS WARRANTIES, SUPPLIER MAKES NO OTHER WARRANTY EXPRESS OR IMPLIED IN FACT OF BY LAW.

EXPORT CONTROL. Purchaser represents that commodities of Supplier that are exported from the United States will be handled in accordance with and are subject to the U.S. Export Administration Regulations (15 C.F.R. Part 730 et seq.). Diversion contrary to U.S. Law is prohibited. Without limiting the foregoing, Purchaser agrees that it shall not sell, export, re-export, transfer, divert or otherwise dispose of Supplier’s goods to or via, or for use in the manufacture of products outside the United States specifically or predominately destined for, Cuba, Iran, North Korea, Sudan or Syria, or to any person, firm or entity, or country or countries , for any act activity or use prohibited by the laws of the United States without obtaining prior authorization from the competent government authorities as required by those laws.

ETHICAL TRADING INITIATIVE. We support the corporate codes of practice set forth by the Ethical Trading Initiative (“ETI”), implementing human rights, ethical labor practices, and environmental protection standards. These are available at http://www.drpeppersnapplegroup.com/values/sustainability/ethical-sourcing/ and are incorporated herein by reference. We conscientiously integrate these standards and commitments into the way we run our businesses globally to address such concerns. You represent and warrant that you will review and adhere to these Ethical Trading Initiative policies in order to achieve the highest ethical and environmental standards and social responsibility in your business practices and production supplies. If (***), and in accordance with ETI. (***).

FCPA COMPLIANCE. Supplier agrees that it has and shall continue to comply with the United States Foreign Corrupt Practices Act (“FCPA”). This law is found at Title 15, Section 78dd-1 of the United States Code. In general, the FCPA makes it illegal to bribe or make a corrupt payment to a Government Official (as therein defined) for the purpose of obtaining or retaining business, directing business to any person, or securing any improper advantage. Other countries have similar laws prohibiting bribery and corrupt payments. In addition to the FCPA, Supplier agrees that it will comply with any controlling local law designed to prevent bribery or corrupt payments. Supplier’s failure to comply with the FCPA shall constitute grounds for immediate termination of this Agreement.

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INDEMNIFICATION.

General Indemnity. You will indemnify Purchaser, its Affiliates, and related companies against any Claims by Third Parties for personal injury or property damage, to the extent directly or indirectly arising out of or related to your (i) breach of any term, representation, warranty, condition or agreement of this Agreement, (ii) any of your warranties under this Agreement being incorrect or misleading, (iii) the provision of Goods hereunder or (iv) any act or omission by you or any of your officers, employees, agents or contractors, including without limitation, a violation of the FCPA.

Infringement. You shall indemnify Purchaser, its Affiliates and related companies from and against any Claims by Third Parties for infringement of the Goods on such Third Party’s Intellectual Property rights You will further, at your expense, either (1) obtain rights for us to use the applicable Goods as they are intended, (2) make such modifications or replacements so that they are noninfringing, with no material reduction in any feature, functionality or performance and are otherwise approved in writing by us in our sole determination and comply with the Specifications and all other provisions of this Agreement, or, (3) we may terminate the Agreement as to the affected Goods without further obligation.

Indemnification Procedures. We will (1) promptly notify you of any Claim, (2) give you a reasonable opportunity to defend and/or settle the Claim at your own expense, and (3) not settle any Claim without your prior written consent. You must, however, provide us with written assurance of your obligation and ability to pay such Claim (whether through insurance or otherwise). Each party will assist the other as reasonably requested to properly and adequately defend such Claims. Our failure or delay in providing prompt notice and assistance will not, however, affect your obligations under this Section, except to the extent you are materially prejudiced thereby. We may also, at our expense, participate with our own counsel in the settlement or defense of the Claim.

As used in this Indemnification Section:

“Claims” means claims, demands, suits, proceedings, or actions, judgments, decrees, losses, damages, costs, penalties, fines, liabilities or expenses (including court costs, litigation expenses and attorneys’ fees) incurred by or brought or recovered against us .

“indemnify” means “indemnify, defend and hold harmless”.

“us”, “our”, “we” means and includes Purchaser and its Affiliates, and their respective agents, officers, directors, employees and representatives.

INSURANCE. You will maintain, at your expense, during the Term and 12 months after, the following insurance:

▪	statutory workers' compensation as required by applicable state or provincial Law;

▪	Automobile Liability (Bodily Injury and Property Damage Liability) covering all owned, non-owned and hired automobiles with limits of at least $1,000,000 per occurrence; and

▪
Commercial General Liability, written on an occurrence basis, with limits of (***) per occurrence (such amount may be from combined CGL and Umbrella/Excess Liability). This insurance must (***), to the extent of the combined single limit of liability set forth above, and to the extent the personal injury or property damage insured by such general liability insurance arises from (***).

You must provide us with a certificate of insurance evidencing such coverage within ten (10) days of the execution of this Agreement. We must be notified at least 30 days prior to any cancellation, non-renewal or material change to this coverage. (***). Such insurance shall be carried with an insurance carrier with an A.M. Best rating of A- or equivalent. Such insurance shall not limit or exclude the products, operations or services as performed by Supplier. If we fail to demand or identify deficiencies in any such certificate or other evidence, it will not waive your obligation to maintain such insurance. This Section does not limit your indemnity or other obligations in this Agreement, and we do not represent that the insurance and limits required are adequate.

INTELLECTUAL PROPERTY

The intellectual property belonging to each party at the commencement of this Agreement shall remain the intellectual property of such party and to the extent that any new intellectual property is conceived by the parties during the Term of this Agreement and pursuant to this Agreement, the parties agree to meet and confer to determine ownership and license rights with respect to such intellectual property.

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FURNISHED EQUIPMENT AND MATERIALS. Any equipment or materials we furnish or specifically pay for, for your use in connection with this Agreement, will remain our sole property and must be clearly identified as such. You may only use such equipment or materials in your performance of this Agreement. We may remove them upon demand and you must promptly return them to us once this Agreement ends. You are responsible for all loss or damage (normal wear and tear excepted) and must insure such equipment or materials on a replacement cost basis.

TERMINATION.

Either party may terminate this Agreement by giving 30 days’ notice to the other party, without limiting any other rights and remedies therein, if any of the following occur:

▪
The other party breaches any material term, representation, warranty or obligation hereunder, and does not cure such to the terminating party’s reasonable satisfaction within 30 days after notice, or if such breach cannot be cured within such 30 day period, the other party does not commence and diligently pursue such cure within such 30 day period.

▪	The other party enters Bankruptcy.

▪
The other party, or any transaction, transfers (or attempts to, purports to, or in effect does so transfer) any rights or obligations hereunder (or control thereof), except as expressly permitted herein.

▪
The other party (or its employee, contractor, officer or agent) has engaged in fraud, dishonesty or any other serious misconduct in the performance of this Agreement, in the terminating party’s reasonable opinion.

▪	Any court, tribunal or government agency requires, directly or indirectly, any modification of this Agreement or either party’s performance hereunder to the terminating party’s detriment.

▪	Such party elects to terminate under any other provision herein that expressly allows it to do so.

In each case, the terminating party must notify the other party in writing including the date of termination.

Obligation to Cooperate/Transition Period. Upon expiration of this Agreement or in the event that Purchaser properly gives notice of termination as provided herein, Supplier shall: (i) ensure that all deliverables, Work Product, Confidential Information, whether completed or in progress, and materials and rights arising therefrom that are in possession or control of Supplier or its employees, agents, contractors or subcontractors, are transferred, assigned and made available to Purchaser in a timely manner, and in no event later than (***) from the date of expiration or termination; and (ii) continue to perform under this Agreement and fulfill orders for (***), or a shorter period as Purchaser may request, after the effective date of expiration or termination of this Agreement (the “Transition Period”), so long as the volume requirements during the Transition Period are generally consistent with forecasts issued prior to the notice of breach (or, in the absence of such forecasts, historical requirements for the relevant three (3) month period). During such Transition Period, Supplier shall continue to be responsible for the obligations set forth in this Agreement, and Purchaser will continue to pay the prices, fees, costs and expenses for Goods produced by Supplier in accordance with this Agreement. For any such fees, costs or expenses for Goods arising from third parties, Supplier shall use reasonable efforts to seek to have such reduced, cancelled or refunded. To the extent any such approved third party costs, fees and expenses cannot be cancelled, refunded or reduced, Purchaser may require Supplier to transfer, assign or make available to Purchaser, or to authorize Supplier to deliver the Goods and/or provide the related materials to Purchaser. Monthly or other period-based Fees for Goods will be pro-rated based on the percentage of the period completed upon the effective expiration or termination date. The unearned pro-rata portion of any prepaid fees or prepaid costs or expenses for Goods refunded to Supplier will be repaid to Purchaser within thirty (30) days after the effective expiration or termination date. Purchaser will accept delivery of and pay in accordance with the terms of this Agreement for any inventory of Goods produced by Supplier for Purchaser prior to the expiration of the Transition Period.

Effect of Termination. Upon termination or expiration of this Agreement or a Schedule hereunder or any transition period, without limiting a party’s remedies and damages for breach, neither party will have any further obligation or liability to the other hereunder for future performance hereof, except under those provisions surviving by the terms of this Agreement.

CONFIDENTIALITY.

General Requirements. Each party (and its permitted Representatives) must keep the other’s Confidential Information confidential and may not use it except for the purposes of this Agreement (the "Permitted Use") nor copy, reproduce, distribute or disclose it, or allow access to it, to any third party in any manner. In protecting the other party’s Confidential Information from unauthorized access, the parties must use a level of care and effort that is, at minimum, equal to that (1) it uses to protect its own similar information, and (2) in any event, a reasonable degree of care and effort.

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Representatives. A party may disclose and allow access to Confidential Information to its Representatives in a secure manner, but only if the Representative needs to know that Confidential Information for the Permitted Use; and is advised of, and agrees in writing to be bound by, this Agreement’s terms. The party will, however, remain responsible for any breach of this Agreement or unauthorized disclosure by its Representatives.

Exceptions. These restrictions will not apply to Confidential Information to the extent it is:
•specifically consented to be disclosed or otherwise by the owning party in writing;
•in the public domain without the receiving party’s or its Representatives’ fault, action or omission;
•rightfully obtained on a non-confidential basis before disclosure hereunder;
•rightfully obtained on a non-confidential basis from a third party without, to the receiving party’s knowledge, the third party violating any obligation to the owning party; or
•required to be disclosed by law or court order; provided that the party must:
•Promptly notify the owning party in writing;
•Cooperate in the owning party seeking a protective order, confidential treatment or other appropriate remedy; and
•Furnish only the legally required portion of the Confidential Information.

Remedies. Each party agrees that if it breaches this Confidentiality Section, the other party would be irreparably and immediately harmed and monetary damages would not be an adequate remedy. Therefore, the harmed party will be entitled to seek injunctive relief and/or to compel specific performance to enforce the obligations set forth herein. This is in addition to damages and any other remedy that party may be entitled to under law or equity. The breaching party will reimburse the other for all costs and expenses, including reasonable attorney’s’ fees, it incurs in enforcing the breaching party’s obligations hereunder.

Return of Confidential Information. Upon request, each party will promptly return (or destroy with the other party’s consent) all copies of the other’s Confidential Information in its possession or control. However, returning and/or destroying said Confidential Information will not relieve a party’s obligations under this Confidentiality Section.

Definitions.

“Confidential Information” means any and all:

•
Of a party’s (and its Affiliates’) materials and information furnished to or accessed by the other party (or its Representatives) in connection with this Agreement (including, formulae, methods, know how, processes, designs, functional specifications and customer, product, employee, supplier, marketing, sales, financial, pricing, and other information concerning business operations, practices, activities and other information) identified as, or by its nature and content should reasonably be understood as, confidential or proprietary;

•	analyses, compilations, data or other documents that either party or its Representatives prepare that contain or are based upon any Confidential Information; and

•	terms of this Agreement.
(in each case, whether furnished, accessed or prepared before or after this Agreement).

"Representatives" means an entity’s directors, officers, employees, agents or representatives with a need to know (including attorneys, accountants, consultants and financial advisors).

Use of Name. You may not use our name for your own advertising or other purposes without our prior review of and written consent to such use. If we consent to such use, you may use such only in accordance with the approved manner and we may revoke such consent for any reason upon written notice to you for any continued use.

CONFLICT OF INTEREST. Neither party’s employees may receive or provide any gift (monetary or not) from or to any source (whether the party, its Affiliates or its employees) in connection with this Agreement. Any question concerning acceptable conduct of either party’s employees should be brought to the attention of the President of each party.
ADDITIONAL TERMS. Any additional terms specified in the Schedule will apply to this Agreement and be specifically incorporated herein.

FURTHER ASSURANCES. Each party will take, or cause to be taken, any other action that may be reasonably necessary to effect the transactions contemplated by this Agreement.

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MISCELLANEOUS. With respect to this Agreement:

•
Assignment/Change in Control. Neither party may assign, transfer or delegate any of its rights or duties without the other party’s prior written consent, except that any Purchaser may assign or transfer this Agreement or any of its rights hereunder to any of its Affiliates or to any successor by merger or acquisition or any purchaser of all or substantially all of its stock or assets. Supplier must provide notice to Purchaser prior to (1) transferring or selling its stock or any other assets related to this Agreement to a third party, or (2) effecting a change in the majority of its management board. (***).

•	Binding Agreement. The parties and their successors and permitted assigns will be bound and benefited.

•	Third Party Beneficiaries. No one will be a third party beneficiary (except as the Indemnification Section provides).

•
Entire Agreement. The terms of this Agreement shall be deemed accepted by Supplier at Supplier’s written agreement to be bound by these terms. This Agreement, the Schedules and any other documents expressly incorporated by reference constitute the parties’ entire understanding on these matters and supersede any prior understanding or agreement. To the extent of conflict, the provisions of the following documents will control in the following order: the Schedules, these Terms of Business and any other document (including any invoice, billing statement, confirmation, receipt, bill of lading or other similar document relating to any Goods rendered hereunder, subject to the “Ordering” section above). This Agreement and all provisions herein may not be waived, released, discharged, abandoned, or modified in any manner except by a subsequent written instrument duly executed by the parties hereto.

•
Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

•	Definitions.
General: The word “including” (in its various forms) means “including without limitation.” Unless otherwise specifically indicated, the symbol “$” refers to dollars of the United States of America.
“Affiliate” means an entity that, directly or indirectly, owns or controls, is owned or is controlled by, or is under common ownership or control with another person or entity. As used herein, “control” means the power to direct the management or affairs of any entity, and “ownership” means the beneficial ownership of 50% or more of the voting equity securities or other equivalent voting interests of the entity.
“Bankruptcy” means an entity (1) makes an assignment for the benefit of creditors; (2) files a voluntary petition in bankruptcy; (3) is adjudicated a bankrupt or insolvent; files any petition or answer seeking reorganization, arrangement, liquidation or similar relief; (4) or files an answer admitting the material allegations of a petition against it for any such relief; (5) dissolves, or ceases to do business; or (6) has any proceeding against it seeking reorganization, arrangement, liquidation, or similar relief not dismissed within 60 days after it begins.
“Intellectual Property” means any and all right, title, and interest in and to any and all intellectual property, proprietary and other related rights (including, but not limited to, inventions, work of authorship, patent applications, patents, trade secrets, copyrights, trademarks, trade dress and designs, industrial designs, domain names), whether registered or unregistered (also including, where applicable, rights to enforce violations of rights of publicity or privacy and rights against piracy, plagiarism, libel, slander, defamation, unfair competition, idea misappropriation or breach of any confidentiality obligation or other contractual rights).
“Laws” means all applicable laws of the jurisdiction in which Purchaser is located or is otherwise subject including all federal, state, provincial, municipal and local laws, statutes, legislation, regulations, rules and codes.

•	Expenses. Except as otherwise stated, the parties will bear their own costs and expenses.

•
Applicable Law. The laws of New York will govern construction, interpretation and enforcement of this Agreement, without regard to principles of conflict or choice of law provisions. Each party consents to personal jurisdiction and venue in New York or Delaware federal or Delaware state courts.

•
Controlling Language. This Agreement, the Schedules and any other documents expressly incorporated by reference shall be written and construed in the English language. In the event of a discrepancy between the English language version of the Agreement, the Schedules and any translated versions thereof, the English language version shall govern.

•
Notices. Notices must be in writing and either (1) hand-delivered, or sent by (2) prepaid certified mail (return receipt requested), (3) nationwide overnight courier or (4) confirmed facsimile transmission, to the attention of the officer signing the Schedule in accordance with the address and facsimile information provided on the signature page herein. Notices will be effective upon receipt.

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•
Parties’ Relationship. The parties are independent contractors, and shall not be deemed an agent, partner, co-employer, joint employer or employee of the other. Neither party has any right or any other authority to enter into any contract or undertaking in the name of or for the account of the other or to assume or create any obligation of any kind, express or implied, on behalf of the other, nor will the acts or omissions of either party hereto create any liability for the other. Supplier shall have exclusive control and direction of Supplier’s employees engaged in performance hereunder. Supplier assumes full responsibility for the payment of local, state, provincial and federal payroll taxes or contributions or taxes for unemployment insurance, old age pensions, worker’s compensation, or other Social Security and related protection with respect to Supplier’s employees engaged in the performance hereunder and agrees to comply with applicable rules and regulations promulgated under such laws.

•
Severability. If any one or more of the provisions contained in this Agreement, in whole or in part, is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity of any remaining provision or portion thereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

•
Survival. The following provisions shall survive the termination or expiration of this Agreement: Warranties, Indemnification, Insurance, Intellectual Property, Confidentiality and any other provision of this Agreement or obligation of a party which expressly or by its nature or context arises at, or is intended to continue beyond termination or expiration, will so survive.

•
Setoff. Each party may set off any amount owed to it by the other party against any amount it owes to the other party under this Agreement. The right to set off shall not apply to the obligations of any Affiliates of the parties herein.

•
Cumulative Remedies. Except where specifically stated otherwise, a party’s rights and remedies under this Agreement or at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available under this Agreement or at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy.

•
Waiver. The delay in or failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, or in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

•
Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but all of which will constitute one and the same Agreement. Signature pages from any counterpart may be appended to any other counterpart to assemble fully executed counterparts. Counterparts of this Agreement also may be exchanged via fax, and a faxed signature will be deemed an original for all purposes.

•	UN Convention on the International Sale of Goods. The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

•
LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT, EXCEPT WITH RESPECT TO THIRD PARTY CLAIMS IN ACCORDANCE WITH THE INDEMNIFICATION HEREIN.

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Each party hereby agrees to the above by having a duly authorized officer sign below and returning an executed copy to the other via facsimile at the below fax number.

ACCEPTED AND AGREED:

Purchaser(s):

The American Bottling Company
Mott’s LLP

(Purchaser Name)

By: /s/ Derry Hobson
Name: Derry Hobson
Title: EVP Supply Chain
Date: 7-22-2013

Address for Legal Notices:
Dr Pepper Snapple Group, Inc.
55 Hunter Lane
Elmsford, NY 10523
Fax: 914-846-2368
Attn: Lisa M. Dalfonso, VP Assistant General Counsel

Address for Business Notices:
Dr Pepper Snapple Group, Inc.
5301 Legacy Drive
Plano, TX75024
Fax: 972-673-6922
Attn: Jason Miller, VP Supply Chain Procurement

ACCEPTED AND AGREED:

Supplier:

CROWN Cork & Seal USA, Inc.
(Supplier Name)

By: /s/Timothy J. Lorge
Name: Timothy J. Lorge
Title: VP of Sales & Marketing
Date:7-19-2013

Address for Legal Notices:
CROWN Cork & Seal USA, Inc.
One Crown Way
Philadelphia, PA19154-4599
Fax: 215-698-6061
Attn: General Counsel

Address for Business Notices:
CROWN Cork & Seal USA, Inc.
One Crown Way
Philadelphia, PA19154-4599
Fax: 215-856-5568
Attn: Timothy Lorge, VP Sales and Marketing, Crown Beverage Packaging USA

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Exhibit B
Goods, Prices and Delivery Locations
Below Pricing is based on aluminum price of (***) (ingot (***) + (***))

Can Size	Ship To	Ship Form Plants	(***) lbs/mea	(***) lbs/mea	Aluminum Costs ($/MEA)	Conversion Cost ($/MEA)	Exworks Price ($/MEA)	Freight ($/MEA)	Delivered Price ($/MEA)	(***) Baseline Fuel Surcharg ($/mile)	(***) Baseline Fuel Surcharge ($/TH)
8 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
8 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
8 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
8 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
8 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
12 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
16 oz.	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 SEnd	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
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202 LOE	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 LOE	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
202 LOE	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

Exhibit C:
Specifications/Drawings

DPS-GPS301:Dr Pepper Snapple Group Packaging Performance Specifications (aluminum beverage cans)
DPS-GPS302 : Dr Pepper Snapple Group Packaging Performance Specification (aluminum beverage ends)
DPS–6EP004 : Dr Pepper Snapple Group Packaging Performance Specification – Environmental Policy
DPS - GBS10 : Dr Pepper Snapple Group Packaging Performance Specification – Biological Safety of All Materials
Crown-BB-CPS-16A4DP:Crown 16oz can drawings
Crown-BB-CPS-112-A5DP: Crown 12oz can drawings
BB-CPS-8-A1DP : 202/211x307 - Crown 8oz can drawing
BZ-CPS-202-A2DP: 202 Dia Crown Large Opening End (LOE) drawing
BZ-CPS-202-A4DP: 202 Dia Crown SuperEnd SP Aluminum End
BZ-CPS-202-A1DP: 202 Dia Crown SuperEnd – Reduced Retained Tab

Exhibit D
Fuel Surcharge

FSC example
	(***)	(***)	(***)	(***)	(***)	(***)
Date	U.S No 2 Diesel Retail Sales by All Sellers (Cents per Gallon)	(***) (cents)	(***) (cents)	(***) (cents)	(***) (cents)	FSC per mile (cents)
Jun-2012	375.9
Jul-2012	372.1
Aug-2012	398.3
Sept-2012	410.2
Oct-2012	409.4
Nov-2012	400	(***)	(***)	(***)	(***)	(***)
Dec-2012	396.1	(***)	(***)	(***)	(***)	(***)
Jan-2012	390.9	(***)	(***)	(***)	(***)	(***)
Feb-2012	411.1	(***)	(***)	(***)	(***)	(***)
Mar-2012	406.8	(***)	(***)	(***)	(***)	(***)
Apr-2012	393	(***)	(***)	(***)	(***)	(***)

Notes
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Web page reference for diesel fuel (Department of Energy). http.//www.eia.gov/dnav/pet/pet_pri_dcus_nus_m.htm

Exhibit D
Freight Fuel Surcharge

	Breakdown on can size, weighted average for FSC						EXAMPLE: FSC pass-thru mechanish
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Size	Plant Name	Annual Volume Reference (unit)	(***)	(***)	No of Loads/ Year	(***)	(***) FSC (***)	(***) FSC (***)	(***) FSC (***)	July 1, 2013 FSC (***)	July, 2013 FSC (***)	July 1, 2013 FSC (***)	July 1, 2013 Increase of (***)
12oz	(***)	(***)	(***)	(***)	(***)		(***)	(***)	(***)	(***)	(***)	(***)	(***)
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12oz Total		(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

16oz	(***)	(***)	(***)	(***)	(***)		(***)	(***)	(***)	(***)	(***)	(***)	(***)
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16oz Total		(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

8oz	(***)	(***)	(***)	(***)	(***)		(***)	(***)	(***)	(***)	(***)	(***)	(***)
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8oz Total		(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

Grand Total		(***)

LOE	(***)	(***)	(***)	(***)	(***)		(***)	(***)	(***)	(***)	(***)	(***)	(***)
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LOE Total		(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

SuperEnd	(***)	(***)	(***)	(***)	(***)		(***)	(***)	(***)	(***)	(***)	(***)	(***)
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SuperEnd Total		(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

Exhibit E
Current CPU rate and Supplier’s locations

2013 CPU Schedule – 12oz cans & ends
Purchaser Location	CCK Plant	CCK Warehouse	12oz can – Shipping from Crown plant	12oz can – Shipping from Crown warehouse	End – Shipping From Crown plant	End – Shipping From Crown warehouse
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2013 CPU Schedule 8oz cans & 16oz cans
Purchaser Location	CCK Plant	CCK Warehouse	Items	From Crown plant	From Crown warehouse
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Exhibit E
Current CPU rate and Supplier’s locations

Crown's Current Can Supply

DPSG Locations	12oz Plant	12oz Warehouse	12oz Backup	8oz Plant	16oz Plant

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Exhibit F
Lead Time and Minimum Run Quantity

Lead Time (days)
Material Size	A Item	B Item	C Item	Pallet Quantity (unit)	Truckload Quantity (unit)
8oz			(***)	(***)	(***)
12oz	(***)	(***)	(***)	(***)	(***)
16oz			(***)	(***)	(***)
SuperEnd	(***)			(***)	(***)
LOE			(***)	(***)	(***)

Minimum run units are based on agreement between Supplier and Purchaser. Purchaser shall order mixed loads based on pallet quantities in order to fill a truckload.
The truckload quantity and pallet quantity may vary for each plant or product due to weight restrictions, numbers of pallets per truckload etc.

Exhibit G
End Incising Table

Purchaser's Plant		HI & ME 5¢, CA CRV	HI & ME 5¢, CA CRV, WVA	VT, ME, NY, IA, MA, CT 5¢, and WVA	IA, MA, ME, OR, VT, NY, CT, 5¢, MI 10¢, CA CRV	IA, MA, ME, OR, VT, NY, CT, HI, 5¢, MI 10¢, CA CRV	IA, MA, ME, OR, VT, NY, CT, HI, 5¢, MI 10¢, CA CRV, WVA,
Incision	Plain	3-state	4-state	7-state	9-state	10-state	11-state
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21 of 28
CONFIDENTIAL TREATMENT REQUESTED by Dr Pepper Snapple Group, Inc.